UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 5, 2006 (September 14, 2006)

TRIBEWORKS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-28675	94-337095
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2001 152nd AVENUE NE, REDMOND WA	98052
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(425) 458-2360

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On September 14, 2006, Tribeworks, Inc. (the “Registrant”), a Delaware corporation, entered into a Stock Purchase Agreement (the “TDC Agreement”), which is attached hereto as Exhibit 10.1, by and between the Registrant and 541368 LLC, a California limited liability company, pursuant to which the Registrant agreed to sell to 541368 LLC 100% of the stock of Tribeworks Development Corporation (“TDC”), a California corporation and a wholly-owned subsidiary of the Registrant. The aggregate consideration for this disposition was $100 and the settlement of certain disputes between the Registrant and certain members of the management of 541368 LLC, who formerly served as the management of the Registrant and TDC. In addition, the Registrant agreed to make a one-time cash payment of $44,500 to TDC in full satisfaction of the Registrant’s obligations under an existing Support Agreement (the “Support Agreement”) dated as of August 1, 2005 between the Registrant and TDC, which Support Agreement was terminated pursuant to the TDC Agreement. The TDC Agreement also contains customary representations, warranties, covenants and mutual indemnity provisions.

The foregoing description is subject to, and qualified in its entirety by, the TDC Agreement and the exhibits thereto, which are attached to this report as Exhibit 10.1.

Section 2—Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 14, 2006, pursuant to the TDC Agreement, the Registrant completed the sale to 541368 LLC of 100% of the stock of TDC, then a wholly-owned subsidiary of the Registrant. The aggregate consideration for this disposition was $100, representing the full par value of the stock of TDC, and the settlement of certain disputes between the Registrant and certain members of the management of 541368 LLC, who formerly served as the management of the Registrant and TDC. In addition, the Registrant agreed to make a one-time cash payment of $44,500 to TDC in full satisfaction of the Registrant’s obligations under the Support Agreement.

Section 7—Regulation FD

Item 7.01.	Regulation FD Disclosure.

On October 5, 2006, the Registrant issued a press release announcing the sale of TDC to 541368 LLC. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in the press release is being furnished pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in the press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of the Business Acquired. Not applicable.

(b)
Pro Forma Financial Information. The Company expects that the pro forma financial statements required by this Item 9.01 will be completed and filed by amendment to this Current Report on Form 8-K no later than November 30, 2006, which is 71 calendar days after the date this Current Report on Form 8-K was required to have been filed.

(c)	Shell Company Transactions. Not applicable

(d)	Exhibits.

Exhibit No.	Description

10.01	Stock Purchase Agreement dated as of September 14, 2006, by and between Tribeworks, Inc., as Seller; and 541368 LLC, as Purchaser, along with all exhibits thereto.

99.1	Press Release dated October 5, 2006, announcing the sale by Tribeworks, Inc. to 541368 LLC of 100% of the stock of Tribeworks Development Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBEWORKS, INC.

Date: October 5, 2006	By:	/s/ Peter B. Jacobson
Name: Peter B. Jacobson
Title: Chief Executive Officer